UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2013

SUSSEX BANCORP

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	0-29030 (Commission File Number)	22-3475473 (I.R.S. Employer Identification No.)

200 Munsonhurst Road

Franklin, New Jersey 07416
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (973) 827-2914

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Sussex Bancorp (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”) on April 24, 2013. There were 3,423,713 shares of common stock eligible to be voted at the Annual Meeting and 3,013,259 shares of common stock were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business.

As further detailed in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on March 27, 2013, there were five proposals submitted to the Company’s shareholders at the Annual Meeting. The shareholders approved proposals 1, 2, 3 and 5 and voted “every year” for proposal 4. The final results of voting on each of the proposals are as follows:

Proposal 1: Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Richard Branca	1,820,503	529,961	662,795
Katherine H. Caristia	1,820,503	529,961	662,795
Anthony Labozzetta	1,809,901	540,563	662,795
Robert McNerney	1,821,493	529,961	661,805

Proposal 2: Ratification of Appointment of ParenteBeard LLC as Our Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain	Broker Non-Vote
2,716,343	98,705	198,211	-

Proposal 3: Non-Binding Advisory Resolution on the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstain	Broker Non-Vote
1,657,617	223,017	469,830	662,795

Proposal 4: Non-Binding Advisory Vote Regarding the Frequency of the Advisory Vote Concerning Compensation of the Company’s Named Executive Officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
952,138	46,104	928,803	423,419	662,795

Based on the Board of Directors’ recommendation in the Proxy Statement and the non-binding voting results with respect to the frequency of the advisory vote on the compensation of the named executive officers of the Company at the Annual Meeting, the Board of Directors determined that the Company will hold a non-binding advisory vote on the compensation of the named executive officers every year.

Proposal 5: Approval of the Company’s 2013 Equity Incentive Plan

Votes For	Votes Against	Abstain	Broker Non-Vote
1,446,544	697,338	206,482	662,895

Item 7.01.	Regulation FD Disclosure.

The Company made a presentation to its shareholders at the Annual Meeting. A copy of the presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Presentation materials for the Annual Meeting of Shareholders, dated April 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSEX BANCORP

Date: April 25, 2013	By:	/s/ Steven M. Fusco
Steven M. Fusco
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation materials for the Annual Meeting of Shareholders, dated April 24, 2013